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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      -----------------------------------

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event report) March 21, 2000

                 --------------------------------------------

                               KMART CORPORATION

             (Exact Name of Registrant as Specified in its Charter)

                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)

             1-327                                       38-0729500
    (Commission File Number)                 I.R.S. Employer Identification No.)

  3100 WEST BIG BEAVER ROAD, TROY MICHIGAN                  48084
  (Address of Principal Executive Offices)                (zip Code)

                                 (248) 643-1000
              (Registrant's Telephone Number, Including Area Code)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.   OTHER EVENTS.

Kmart is making available its audited consolidated financial statements for the year ended January 26, 2000. Filed as Exhibit 99 to this 8-K is the following information:

1.   Report of Independent Accountants.
2. Consolidated Statements of Income for the Years Ended January 26, 2000, January 27, 1999 and January 28, 1998.
3.   Consolidated Balance Sheets at January 26, 2000 and January 27, 1999.
4. Consolidated Statements of Cash Flows for the Years Ended January 26, 2000, January 27, 1999 and January 28, 1998.
5. Consolidated Statements of Shareholders' Equity for the Years Ended January 26, 2000, January 27, 1999 and January 28, 1998.
6.   Notes to the Consolidated Financial Statements.

ITEM 7.   EXHIBITS.

     Exhibit 23     Consent of PricewaterhouseCoopers LLP
     Exhibit 27     Financial data schedule.
     Exhibit 99     Report of Independent Accountants and Consolidated
                    Financial Statements of Kmart Corporation for the year ended January 26, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  KMART CORPORATION
                                                  (Registrant)


                                                  By: /s/ Martin E. Welch III
                                                      -----------------------
                                                      Martin E. Welch III
                                                      Senior Vice President and
                                                      Chief Financial Officer

Date: March 21, 2000


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                                 Exhibit Index


Exhibit Number                    Description
--------------                    -----------

   23               Consent of PricewaterhouseCoopers LLP
   27               Financial data schedule
   99               Report of Independent Accountants and Consolidated
                    Financial Statements of Kmart Corporation for the year ended
                    January 26, 2000.